                                                                   Exhibit 23.03

                       [Letterhead of Arthur Andersen LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement of our report dated September 3, 1993 included in Cardinal Health, Inc.'s Form 10K for the year ended June 30, 1995 and to all references to our firm included in this Registration Statement.

/s/  Arthur Andersen LLP

Sacramento, California
October 5, 1995